UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQUITABLE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! EQUITABLE HOLDINGS, INC. 2022 Annual Meeting Vote by May 18, 2022 11:59 PM ET EQUITABLE HOLDINGS, INC. 1290 AVENUE OF THE AMERICAS NEW YORK, NY 10104 ATTN: JESSICA OLICH D76751-P64857 You invested in EQUITABLE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022. Get informed before you vote View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 19, 2022 8:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/EQH2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of eight directors for a one-year term ending at the 2023 Annual Meeting of Stockholders; Nominees: 1a. Francis A. Hondal For 1b. Daniel G. Kaye For 1c. Joan Lamm-Tennant For 1d. Kristi A. Matus For 1e. Mark Pearson For 1f. Bertram L. Scott For 1g. George Stansfield For 1h. Charles G.T. Stonehill For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2022; For 3. Advisory vote to approve the compensation paid to our named executive officers; and For 4. Amendments to the Company’s Certificate of Incorporation to remove supermajority voting requirements, references to the AXA Shareholder Agreement and other obsolete provisions. For NOTE: Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof will be voted on by the proxies in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D76752-P64857